DATED 26 MAY 2005
                                -----------------










                                 24 HOLDINGS INC


                                     - and -


                                  INFINICOM AB





                 -----------------------------------------------

                        AGREEMENT FOR THE SALE OF SHARES
                          IN 24 STORE (EUROPE) LIMITED

                 -----------------------------------------------

THIS AGREEMENT is made the 26th Day of May, 2005

BETWEEN:

     (1) 24 Holdings Inc a company registered in Delaware whose registered office is at c/o Cyberia House Church Street Basingstoke Hampshire RG21 7QN ("the Seller")

     (2) Infinicom AB whose registered office is at Karlaplan 2, 114 60 Stockholm Sweden ("the Buyer")


NOW IT IS AGREED as follows:

     1.   Definitions

     1.1  In this Agreement:

     "the Act"                          means the UK Companies Act 1985.

     "Completion Date"                  means the performance by the parties of
                                        their obligations contained in clauses 3 and 4 of this Agreement

     "Consideration"                    means the sum of one hundred thousand US
                                        dollars (USD 100,000).

     "Consideration Shares"             means the 34,651,552 ordinary shares of
                                        GBP (pound)0.10 pence each in the
                                        Company.

     "the Company"                      means 24 Store (Europe) Limited whose
                                        registered office is at Cyberia House
                                        Church Street Basingstoke Hampshire
                                        whose details are set out in Schedule 1
                                        hereto to include its subsidiaries.


     1.2 In this Agreement, unless the context otherwise requires, a reference to:


          1.2.1 a Clause or Schedule is a reference to a clause of and schedule to this Agreement;

          1.2.2 a document "in the agreed form" is a reference to a document in the form approved by the parties to this Agreement;

          1.2.3 "costs" includes a reference to costs, charges and expenses of every description;

          1.2.4 a "person" includes a reference to an individual, partnership, unincorporated association or body corporate wherever situate;

          1.2.5 a "subsidiary", "holding company" and "body corporate" has the respective meaning set out in sections 736 and 740 of the Act;

          1.2.6 a "company" has the meaning set out in sections 735 of the Act;

          1.2.7 words, expressions or abbreviations detailed in the Schedules shall have the same meaning in this Agreement except where otherwise provided.

     1.3 The Schedules form part of this Agreement and shall be interpreted and construed as though they were set out in this Agreement.

     1.4 The headings to Clauses, Schedules and paragraphs of the Schedules are for convenience only and shall not affect the interpretation or construction of this Agreement.

                                                                             2/6

     2.   Recitals

     2.1 The Seller is the holder of the entire issued share capital in the Company.

     2.2 The Seller wishes to sell to the Buyer the entire issued share capital in the Company.


     3.   Transfer of Shares and Sale and Purchase

     3.1 Subject as hereinafter provided the Seller shall sell as beneficial owner free from all options liens charges equities and encumbrances and with all rights now or hereinafter attaching thereto the Consideration Shares to the Buyer.

     3.2 The Seller and the Buyer hereby agrees to waive all pre-emption rights in the Articles of Association of or relating to the Consideration Shares so that the Consideration Shares may be transferred to the Seller free from all such rights (if any).

     3.3 The purchase price for the Consideration Shares shall be the Consideration (USD 100,000).


     4.   Completion

     4.1 Completion of the share transfer shall take place at the office of Phillips Solicitors, Town Gate, 38 London Street, Basingstoke, Hampshire RG21 7NY on the Completion Date or such other place as may be agreed and upon completion the matters referred to at clause 4.2 below will be dealt with.

     4.2  On Completion:

          4.2.1 A board meeting of the Seller and the Buyer shall be held at which business will be transacted and resolutions passed as set out in the Board Minutes specifically the transfer of the Consideration Shares shall be approved (subject to stamping).
          4.2.2 The Seller will deliver to the Buyer duly executed transfers of the Consideration Shares together with the share certificates for the Consideration Shares and other company documents required to complete the transfer.
          4.2.3 The Buyer shall procure that within the time limits prescribed by statute all necessary documents and forms which as a consequence of this transaction require filing with the Registrar of Companies shall be so filed.
          4.2.4 The Consideration shall be transferred from the Buyer to the Seller in cleared funds.


     5.   Intellectual Property Rights

     5.1 The Seller represents and warrants that all patents, trade marks, registered designs, design rights, internet domain names, applications for any of the foregoing, copyrights, trade or business names, inventions, processes, know-how and other industrial property rights purported to be used or required by the Company (`Intellectual Property Rights') are in full force and effect and are vested in and beneficially owned by the Company or the Seller and free from incumbrances.

     5.2 The Seller has disclosed to the Buyer in writing prior to the date of this Agreement details of all Intellectual Property Rights in respect of which the Company and Seller has been registered as proprietor or in respect of which application has been made. None of the Intellectual Property Rights is being claimed, opposed or attacked by any other person.

     5.3 No licences or registered user or other rights have been granted or agreed to be granted to any third party in respect of the Intellectual Property Rights.

     5.4 Except as stated in this Agreement, the Seller disclaims all other representation and warranties, express or implied, with regard to the Intellectual Property Rights.

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


     6.   General

     6.1 The Seller and the Buyer shall procure that such resolutions of their respective boards of directors shall be passed and shall make or do or procure to be made or done such other deeds acts or things as may be necessary or appropriate to implement the terms of this Agreement.

     6.2 This Agreement and its contents shall be confidential to the parties and subject as set out below shall not be disclosed to third parties by either party without the express written consent of the other party. The provisions of this clause shall not apply to information that:

          (i) is in or enters the public domain without breach of this Agreement
          (ii) is lawfully obtained by the receiving party from another source without breach of confidentiality obligation
          (iii) is independently developed without use of or reference to any confidential information or
          (iv) was already in the possession of the receiving party as demonstrated by that party's contemporaneous records.

          The obligations of this clause 6.2 shall not apply to the extent that any disclosure is required by law or by order of government, court or other body of competent jurisdiction.

     6.3 Any notice or other communication pursuant to, or in connection with, this Agreement shall be in writing and delivered personally, or sent by first class pre-paid recorded delivery post (air mail if overseas) to the party due to receive such notice at its registered office from time to time if a company and at the personal address of the Seller

     6.4 This Agreement constitutes the entire and only agreement and understanding between the parties in relation to its subject matter and replaces and extinguishes all prior agreements, undertakings, arrangements or written statements with respect to such subject matter.

     6.5 If any provision of this Agreement is held to be unenforceable or illegal, in whole or in part, such provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall remain

     6.6 This Agreement shall be governed by and construed in accordance with the laws of England. The parties hereby submit to the non-exclusive jurisdiction of the High Court of England in relation to any dispute or claim arising out of or in connection with this Agreement. The parties hereby agree that any legal proceedings may be served on them by delivering a copy thereof to them at their respective addresses set out in this Agreement.



                                    * * * * *

                                                                             4/6

EXECUTED as a Deed by                          )
24 HOLDINGS INC                                )
                                               )
                                               )
in the presence of:
                                               /s/ Roger Woodward
Director                                       --------------------------------

                                               Roger Woodward
Director/Secretary
                                               CFO/Secretary

EXECUTED as a Deed by
INFINICOM AB

in the presence of:                            /s/ Per-Anders Johansson
                                               ---------------------------------

                                               Per-Anders Johansson
Director
                                               Chairman
Director/Secretary



                                                                             5/6

                                 FIRST SCHEDULE


                            24 STORE (EUROPE) LIMITED

1.   Registered number:                 03605559

2.   Registered office:                 Cyberia House Church Street Basingstoke
                                        Hampshire RG21 7QN

3.   Date and place of incorporation:   28 July 1998 England and Wales

4.   Authorised share capital:          (pound)4,000,000 shares of (pound)0.10
                                        pence each

5.   Issued share capital:              34651552 shares of (pound)0.10 pence
                                        each

6.   Directors:

          ------------------------------------------------- ------------------------------------------------------------
                                Name                                                  Address
          ------------------------------------------------- ------------------------------------------------------------
          Roger Woodward                                     Zenor Cherry Tree Ealk  Rowledge  Farnham Surrey GU10 4AD


          Larsake Kennet Sandin                              Frensham   Court    Summerfield   Lane   Frensham   Farnham
                                                             Surrey  GU10 3AN


          Urban Von Euler                                    Valkallavagen 108  Stockholm  S-111 41 Sweden
          ------------------------------------------------- ------------------------------------------------------------


7.   Secretary:

          ------------------------------------------------- ------------------------------------------------------------
                                Name                                                  Address
          ------------------------------------------------- ------------------------------------------------------------
          Roger Woodward                                    Zenor Cherry Tree Ealk  Rowledge  Farnham Surrey GU10 4AD
          ------------------------------------------------- ------------------------------------------------------------


8.   Accounting reference date: 31 December

9.   Auditors:

          ------------------------------------------------- ------------------------------------------------------------
                                Name                                                  Address
          ------------------------------------------------- ------------------------------------------------------------
          Blueprint Audit Limited                           Clifton House
                                                            Bunnian Place
                                                            Basingstoke
                                                            Hampshire
                                                            RG21 7JE
          ------------------------------------------------- ------------------------------------------------------------


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